First Quarter FY14 Earnings Presentation Bristow Group Inc. August 6, 2013 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

First quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil;
fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers;
the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations;
changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program;
availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in
our Annual Report on Form 10-K for the fiscal year-ended March 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chief Executive Officer comments Bill Chiles, President and CEO 4

3
2
1
0
0.54
0.53
0.53
0.96
0
FY10
FY11
FY12
FY13
YTD FY14

1.5
1
0.5
0
0.22
0.12
0.10
0.13
0.35
0.31
0.28
0.28
0.26
1.26
0.74
0.50
J A S O N D J F M
FY13
A M J
FY14

1.5
1
0.5
0
0.14
0.12
0.10
0.09
0.23
0.21
0.19
0.17
0.16
0.93
0.59
0.40
J A S O N D J F M
FY13
A M J
FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000
man-hours (cumulative)
Lost Work Case Rate
*
per 200,000
man-hours (cumulative)
Commercial Air Accident Rate
*
per 100,000
Flight Hours (Fiscal Year)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q1 FY14 highlights
* Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended June 30, 2013.
**   Please see our earnings release for more information regarding earnings guidance
•
Q1 operating revenue of $359.5M (12.1% increase from Q1 FY13, 2.5% increase from Q4 FY13)
•
Q1 GAAP EPS of $0.74 (13.8% increase from Q1 FY13, 33.3% decrease from Q4 FY13)
•
Q1 adjusted EPS* of $1.00 (23.5% increase from Q1 FY13, 1% decrease from Q4 FY13)
•
Q1 adjusted EBITDAR* of $102.5M (21.6% increase from Q1 FY13, 0.5%
decrease
from Q4 FY13)
•
Excellent top-line performance in Q1 FY14 continues with GAAP EPS up 13.8%
and adjusted EPS up 23.5% year-over-year
•
Adjusted EBITDAR increased 21.6% year-over-year reflecting improved pricing, increased activity, investment in Cougar and improved earnings from Lider
•
Total liquidity, including cash on hand and availability on our revolving credit facility, was $407 million even after the record capex spend for growth
•
EPS guidance for the full FY14 is reaffirmed at $4.20 - $4.50**

• Oil demand expected to steadily increase, driven by international growth, with oil prices expected to remain above $100 per barrel through 2013
• 2014 client capital expenditures are forecast to increase by ~10%, with a major focus on development of deep-water fields in Brazil,
Gulf of Mexico and West Africa
• Investment in the North Sea oil and gas industry is at its highest level in over 30 years driven by efforts to replace lost production
• Clients are recognizing the critical importance of safe, efficient and reliable helicopter services for their offshore operations
• Five year forward demand for our services include ~ 250
opportunities totaling an estimated $16.3 billion in potential revenue
Market environment outlook
Source: Industry reports and sell-side research

•
Eurocopter has indicated that the definitive solution to the EC225 gear shaft failure will be a gear shaft redesign with earliest availability expected in mid-
CY14
•
Interim solutions are being implemented pursuant to regulatory authorities’
airworthiness approvals which include minor aircraft modifications and new maintenance/operating procedures
•
The current situation will continue until the necessary modifications are made and we are confident that the interim modifications will allow us to operate the
EC225 safely
•
No client contracts have been cancelled; however, in certain instances we have agreed to reduced monthly standing charge billings for the affected aircraft
•
Bristow estimates that our return to revenue service for the EC225 aircraft will be in the third quarter of our fiscal year 2014
EC225 fleet update

Hammerfest
Bergen
Bronnoysund
Stavanger
Scasta
Norway
Aberdeen
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represented 40% of Bristow operating
revenue and 38% of adjusted EBITDAR* in Q1
FY14
•
Operating revenue increased to $137.2M in Q1
FY14 from $123.2M in Q1 FY13 with the
addition of nine large a/c over the comparable
quarter
•
Adjusted EBITDAR increased to $41.5M in Q1
FY14 from $39.7M in Q1 FY13 but adjusted
EBITDAR margin decreased to 30.3% in Q1
FY14 from 32.2% in Q1 FY13 due to higher
maintenance and salary costs
Outlook:
• Four GAP SAR a/c now operational from
Stornoway and Sumburgh bases
• On July 14, 2013, we sold our interest in the
FB Entities for £74M
• Introduction of new AW189 a/c to the oil
and gas market in early calendar year 2014
FY14 adjusted EBITDAR margin
expected to be ~ mid thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Lee-on-Solent
Future bases
UK SAR update
Stornoway
started on 7/1/2013
Sumburgh
started on 6/1/2013
Humberside
Caernarfon
Inverness
Prestwick
Manston
St. Athan
Newquay
•
Four GAP SAR a/c now operational
from Sumburgh and Stornoway bases
•
Since the GAP SAR start date we have
conducted over 50 missions
•
Contracts signed for seven S-92s and
11 AW189 a/c to be delivered in FY15
and FY16
Outlook:
• Improvement in Bristow’s
anticipated cash flow stability once
UK SAR is fully operational
• UK SAR creates opportunities for
SAR growth in other parts of the
world
• Awaiting tender from the UK
government for Falklands SAR
Operational bases

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represented 22% of Bristow operating
revenue and 21% of adjusted EBITDAR* in Q1
FY14
•
Operating revenue increased by 14.2% to $75.8M
in Q1 FY14 from $66.4M in Q1 FY13 due to
increased pricing, ad hoc flying and new contracts
•
Adjusted EBITDAR increased to $23.7M in Q1
FY14 from $21.2M in Q1 FY13; adjusted
EBITDAR margin slightly decreased to 31.3% in
Q1 FY14 vs. 31.9% in Q1 FY13 due to an
increase in maintenance expense
Outlook:
• Renewal of existing contracts with
replacement of old technology a/c with new
technology a/c
• Continue to see strength in the ad hoc market
even with new competition
FY14 adjusted EBITDAR margin
expected to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
North America represented 17% of Bristow operating
revenue and 15% of adjusted EBITDAR* in Q1 FY14
•
Operating revenue increased 10.7% to $58.2M in Q1
FY14 from $52.6M in Q1 FY13 primarily as a result
of the addition of eight aircraft dry leased to Cougar
in Canada
•
Adjusted EBITDAR increased to $17.0M in Q1 FY14
vs. $12.2M in Q1 FY13 and adjusted EBITDAR
margin increased to 29.2% vs. 23.2% in Q1 FY13
Outlook:
• Cougar continues its excellent performance and
is in discussions with a client to add more large
a/c into the region
• We continue to divest small a/c in response to
clients’ changing demand toward deepwater
• S-92 went on contract in June with more large
a/c to follow in the coming quarters
FY14 adjusted EBITDAR margin
expected to be ~ low thirties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Learmonth
Perth
Essendon
Tooradin

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia represented 11% of Bristow operating
revenue and 6% of adjusted EBITDAR* in Q1
FY14
•
Operating revenue stayed flat at $38.2M in both
Q1 FY14 and Q1 FY13
•
Adjusted EBITDAR decreased to $6.8M in Q1
FY14 from $10.3M in Q1 FY13 and adjusted
EBITDAR margin decreased to 17.7% in Q1 FY14
from 27.0% in Q1 FY13 due to the end of short-
term contracts and costs incurred with the
introduction of new large a/c type
Outlook:
• INPEX contract to start in Q4 FY14
• Large a/c commenced on a one year contract
on August 1 with improved terms; two more
large a/c to commence before the calendar
year end
• Opportunities being discussed with new clients
for work commencing in FY15
FY14 adjusted EBITDAR margin
expected to be ~ low twenties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International (OIBU)
•
Other International represented 10% of Bristow
operating revenue and 20% of adjusted EBITDAR* in
Q1 FY14
•
Operating revenue slightly decreased to $32.9M in Q1
FY14 vs. $33.2M in Q1 FY13 due to the end of short-
term contracts in Guyana and the Baltic Sea
•
Adjusted EBITDAR increased 84.7% to $22.2M  in Q1
FY14 vs. $12.0M in Q1 FY13 and adjusted EBITDAR
margin increased to 67.4% in Q1 FY14 from 36.2% in
Q1 FY13 due to increased earnings from
unconsolidated affiliates, primarily Lider in Brazil
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Outlook:
•
Contract award in Tanzania for three medium a/c to start
in January 2014 for three years
•
Further potential contracts in East and North Africa,
Trinidad and Russia
•
Continued excellent performance from Lider with S-92 fleet
operating at full capacity with further medium and large a/c bids from Petrobras expected before year end
FY14 adjusted EBITDAR margin
expected to be ~ low to mid forties

15 Financial discussion Jonathan Baliff, SVP and CFO

$0.81
$0.06
$0.11
$0.02
$1.00
Q1 FY13
Operations
Corporate and Other
FX Changes
Q1 FY14

$84.3
$14.3
$2.8
$1.1
$102.5
Q1 FY13
Operations
Corporate and Other
FX Changes
Q1 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EPS and EBITDAR Summary
Q1 FY13 to Q1 FY14 adjusted EPS bridge
Q1 FY13 to Q1 FY14 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended June 30, 2013.

Consolidated commerical aircraft
Large Aircraft Equivalent (LACE)*
350
300
250
200
150
100
50
0
290
159
279
153
268
149
271
158
270
161
FY10
FY11
FY12
FY13
YTD FY14

170
160
150
140
10
8
6
4
2
0
6.49
7.15
7.89
8.35
8.78
159
153
149
158
161
FY10
FY11
FY12
FY13
YTD FY14
LACE*
LACE Rate*
($ in millions)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE and LACE rate continue to increase led by
new technology a/c and improved utilization/terms
LACE and LACE rate are higher than the pre-financial crisis level with
173-177 LACE and $8.30-8.60 LACE rate guidance
*   See appendix hereto for more information on LACE and LACE Rate. LACE and LACE Rate excludes Bristow Academy, affiliate a/c, aircraft held for sale, a/c construction in progress, and reimbursable revenue.

$ in millions
20
15
10
5
0
-5
-10
-15
-20
-15.4
0
1.1
13.6
1.9
2.1
9.3
9.4
1.5
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Quarterly BVA is in line with yearly cyclicality
* Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation for Q1
FY14 and Q1 FY13 can be found in the appendix hereto.
• Q1 FY14 BVA is positive $1.5M, coming in approx. the same as Q1 FY13
• Year-over-year change in BVA is driven by:
Organic capital spend was the highest in Bristow’s history
Major maintenance on 332L and costs associated with future contracts
Excellent top line growth offsets some of these gross operating asset and cost increases
• OIBU and WASBU are key improved performers year-over-year
Absolute BVA* Q1 FY12 – Q1 FY14

$ in millions
300
250
200
150
100
50
0
195
151
231
267
35
26
53
55
36
FY10
FY11
FY12
FY13
YTD FY14
Comparable quarter
Full year

450
400
350
300
250
200
150
100
50
-
178
261
402
415
407
78
116
262
216
160
100
144
140
199
247
FY10
FY11
FY12
FY13
YTD FY14
Undrawn borrowing capacity
Cash

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA yields stronger liquidity for
growth . . .
Net cash provided by operating activities*
* See 10-Q for more information on cash flow provided by operating activities
Total liquidity

1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
25%
23%
21%
19%
17%
15%
19.2%
21.4%
23.0%
$0.60
$0.80
$1.00
FY12A
FY13A
FY14G*
Dividend
Dividend Payout Ratio

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . and a new quarterly dividend policy based on
payout ratio to provide more predictability
*     A – Actual; G – Guidance; FY14 dividend payout ratio is calculated based on a dividend of $0.25 per share per quarter using the mid-point of our adjusted earnings guidance.
Dividends are subject to quarterly Board of Directors approval and may not meet this ratio.
• Annualized quarterly dividend
policy has been changed to a
20-30% of forward adjusted EPS
payout ratio
• This is in line with the market as
a whole and provides flexibility in
various economic and interest
rate environments
• A forward payout ratio tied to the
earnings guidance reflects
confidence in business growth
and provides modeling
predictability

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE (Large AirCraft Equivalent) ~173 - 177 Interest expense ~ $30 - $35M
LACE Rate ~ $8.30 - $8.60M Rent expense (a/c only) ~$85 - $90M
G & A expense (all inclusive) ~ $155 - $165M Tax rate* ~ 21 - 24%
Depreciation expense ~ $95 - $100M Adj. EPS guidance $4.20 - $4.50
Financial highlights:
FY14 guidance is reaffirmed
•
FY14 adjusted EPS guidance range of $4.20 -
$4.50, excluding
special items and a/c sales.  Other specific items include:
* Assuming FY14 revenue earned in same regions and same mix as in FY13
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy reflects management’s commitment to deliver a more stable, growing and predictable total return for shareholders

Conclusions
• Safety continues to be our #1 core value as we strive to
achieve Target Zero
• Clients are turning to Bristow as their provider of choice, recognizing our size, global reach, and financial and
operational safety
• Continued revenue growth in oil and gas comes from
both industry expansion and market share gains
• Excellent cash flow from core business allows Bristow to
implement new dividend policy that creates an even
more predictable return for shareholders

23 Appendix

Bristow
NABU 16%
EBU 38%
WASBU 21%
AUSBU 11%
OIBU 9%
BRS Academy 5%*
U.S. GoM – 75/7
Alaska – 14/3
Canada – 8/2
UK – 43/4
Norway – 17/4
Netherlands – 2/1
FB Entities** - 64
Nigeria – 44/6
Australia – 24/10
Mexico – 6/6
Brazil – 11/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia - 3/2
Other – 7/3
Lider - 89
PAS - 45
Florida – 59/1
Louisiana – 15/1
Nevada – 3/1
U.K. – 3/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational chart - as of June 30, 2013
Business Unit (% of  FY13 Operating Revenue)
Corporate
Region
( # of a/c / # of Locations)
Joint Venture  (# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated
353 aircraft as of June 30, 2013
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 198 aircraft
as of June 30, 2013
*   Includes corporate and other
**  On July 14, 2013, we sold our interest in the FB Entities

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
as of June 30, 2013
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$600 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 20 - 20 -
AW189 16 Twin Turbine - - - 17
EC175 16 Twin Turbine - - - 5
EC225 25 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 48 7 55 19
97 7 104 44
LACE 97
Medium Helicopters
AW139 12 Twin Turbine 11 2 13 4
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 29 17 46 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 5 5 10 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine - - - 10
97 72 169 14
LACE 47

Aircraft Fleet – Small, Training and Fixed
as of June 30, 2013 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AS350BB 4 Turbine - 2 2 -
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 28 7 35 -
Bell 407 6 Turbine 37 - 37 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
76 14 90 -
LACE 17
Training Helicopters
Agusta 109 8 Twin turbine - 2 2 -
AS 350BB 4 Turbine - 36 36 -
AS 355 5 Twin turbine 3 - 3 -
AW 139 12 Twin turbine - 3 3 -
Bell 206B 4 Single Engine 12 - 12 -
Bell 212 12 Twin turbine - 8 8 -
Bell 412 13 Twin turbine - 15 15 -
Robinson R22 2 Piston 13 - 13 -
Robinson R44 4 Piston 6 - 6 -
Sikorsky 300CB/CBi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
80 64 144 -
Fixed Wing 3 41 44 -
Total 353 198 551 58
TOTAL LACE (Large Aircraft Equivalent)* 161
Next Generation Aircraft

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 72 a/c currently leased in our fleet, 39 are commercial and 33 are training
(30 LACE)
• 30 LACE a/c represent approximately 19% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
20-30% of our LACE
Leased aircraft as of June 30, 2013
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1             17           18           18                  57               31%
WASBU -             1             -             1             1                     21               2%
NABU 1             12           2             15           8                     37               22%
AUSBU 2             -             3             5             4                     19               18%
OIBU -             -             -             -             -                     27               -
Total 3             14           22           39           30                  161             19%

Consolidated fleet changes and aircraft sales for
Q1 FY14
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases
Small Medium Large Total
EBU -          -            -          -
WASBU -          -            -          -
NABU 7         -            -          7
AUSBU -          -            -          -
OIBU 1         4           -          5
Total 8         4           -          12
Held for sale aircraft in consolidated fleet
Small Medium Large Training Total
EBU -          1           17       -           18
WASBU -          1           -          -           1
NABU 1         12         2         -           15
AUSBU 2         -            3         -           5
OIBU -          -            -          -           -
Academy -          -            -          33        33
Total 3         14         22       33        72
Leased aircraft in consolidated fleet
# of A/C Sold
Cash
Received*
Q1 FY14 4                  1.9 $
Totals 4                  1.9 $
* Amounts stated in millions
Q1 FY14
Fleet Count Beginning
351
Delivered
Large
3
Medium
3
Total Delivered
6
Removed
Sales
(4)
Total Removed
(4)
353
Fleet changes

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Op revenue
LACE LACE Rate
EBU $137 57 $9.63
WASBU 76              21 14.26
NABU 58              37 6.34
AUSBU 38              19 8.04
OIBU 33              27 4.97
Total $353 161 $8.78
Operating Revenue, LACE, and LACE Rate by BU
Q1 FY14
Operating revenue, LACE and LACE Rate by BU
4
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
4) Includes corporate and other
1
2,3

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU 42 43 48 46 44 46 46 45 47 45 51 55 57
WASBU 24 24 21 22 23 22 22 22 22 22 20 21 21
NABU 39 35 34 29 30 29 30 30 30 31 39 37 37
AUSBU 20 23 24 20 19 20 20 19 18 17 17 19 19
OIBU 33 33 33 38 39 38 38 34 32 28 27 27 27
Consolidated 157 158 159 154 154 154 155 149 147 142 154 158 161
2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09 $10.60 $11.03 $9.74 $9.13 $9.63
WASBU 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46 12.35 12.24 13.71 13.28 14.26
NABU 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79 7.05 7.11 5.84 6.12 6.34
AUSBU 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78 8.48 9.29 9.55 8.58 8.04
OIBU 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22 4.22 4.62 4.76 4.94 4.97
Consolidated 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89 8.55 8.95 8.49 8.35 8.78
LACE
2011 2012
2011 2012
LACE Rate
1,2
2013
2013

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of July 11, 2013
#
Helicopter
Class
Delivery Date
1 Medium March 2014
1 Large June 2014
1 Medium June 2014
1 Large September 2014
1 Medium September 2014
3 Large December 2014
4 Medium December 2014
4 Large March 2015
2 Medium March 2015
3 Large June 2015
3 Medium June 2015
3 Large September 2015
2 Medium September 2015
3 Large December 2015
2 Medium December 2015
3 Large March 2016
2 Medium March 2016
4 Large June 2016
2 Medium June 2016
4 Large September 2016
1 Medium September 2016
4 Large December 2016
1 Medium December 2016
3 Large March 2017
1 Medium March 2017
3 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
2 Large December 2017
1 Medium December 2017
70
OPTIONS BOOK
#
Helicopter
Class Delivery Date Location Contracted
1 Large September 2013 WASBU 1 of 1
1 Large September 2013 EBU 1 of 1
4 Medium September 2013 NABU 1 of 4
2 Medium September 2013 OIBU 2 of 2
1 Medium December 2013 IBU 1 of 1
1 Medium December 2013 NABU
4 Large December 2013 EBU 2 of 4
1 Large December 2013 AUSBU 1 of 1
1 Medium March 2014 WASBU
2 Large March 2014 OIBU
1 Large March 2014 NABU 1 of 1
2 Medium June 2014 WASBU
2 Large June 2014 EBU
2 Medium September 2014 OIBU
1 Medium September 2014 WASBU
2 Large September 2014 EBU 2 of 2
1 Large September 2014 AUSBU 1 of 1
1 Large September 2014 WASBU
1 Large December 2014 WASBU
1 Large March 2015 EBU
2 Large June 2015 NABU
1 Large June 2015 EBU
1 Large September 2015 NABU
2 Large December 2015 NABU
1 Large March 2016 EBU
1 Large June 2016 EBU
40 13 of 40
ORDER BOOK*
* 22 large a/c on order and 13 a/c on option are subject to the successful development and certification of the aircraft

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of July 11, 2013 (continued)
#
Helicopter
Class
Delivery Date Location Contracted
2 Large June 2014 EBU 2 of 2
4 Large December 2014 EBU 4 of 4
4 Large March 2015 EBU 4 of 4
2 Large June 2015 EBU 2 of 2
4 Large September 2015 EBU 4 of 4
2 Large December 2015 EBU 2 of 2
18 18 of 18
SAR CONFIGURED ORDER BOOK*
* On July 11, 2013, we ordered 11 AW189, which are reflected in this table

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
2014
Q1 Q2 Q3 Q4 Full Year Q1
EBU 32.2% 34.6% 39.5% 38.3% 36.2% 30.3%
WASBU 31.9% 26.5% 35.0% 31.8% 31.5% 31.3%
NABU 23.2% 20.7% 29.1% 29.5% 25.7% 29.2%
AUSBU 27.0% 28.0% 27.3% 26.0% 27.1% 17.7%
OIBU 36.2% 44.2% 55.7% 51.6% 46.6% 67.4%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5%
2011
2013
2012
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $20.9 $38.8 $42.3 $31.2 $133.3 $21.2 $3.0 $26.5 $14.6 $65.2
Income tax expense 8.5 3.3 -11.8 7.1 7.1 6.6 -1.9 7.1 2.4 14.2
Interest expense 11.1 11.5 13.8 9.9 46.2 9.0 9.5 9.8 10.0 38.1
Gain on disposal of assets -1.7 -1.9 0.0 -5.1 -8.7 -1.4 1.6 2.9 28.6 31.7
Depreciation and amortization 19.3 21.0 21.3 27.7 89.4 22.7 25.4 22.7 25.3 96.1
Special items 0.0 0.0 -1.2 2.4 1.2 0.0 24.6 0.0 3.4 28.1
Adjusted EBITDA Subtotal 58.1 72.7 64.4 73.3 268.5 58.1 62.1 68.9 84.3 273.4
Rental expense 6.6 6.1 8.7 7.7 29.2 9.0 9.1 12.8 15.1 46.0
Adjusted EBITDAR $64.7 $78.8 $73.1 $81.1 $297.7 $67.0 $71.2 $81.8 $99.5 $319.5
3/31/2014
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1
Net income $24.2 $30.4 $36.7 $40.4 $131.7 $26.9
Income tax expense 6.2 8.3 7.8 12.7 35.0 7.6
Interest expense 8.8 8.6 14.7 10.3 42.4 20.4
Gain on disposal of assets 5.3 1.3 -7.4 -7.2 -8.1 1.7
Depreciation and amortization 21.4 23.3 24.9 26.7 96.3 22.8
Special items 2.2 -2.8 14.9 1.9 16.2 0.0
Adjusted EBITDA Subtotal 68.0 69.2 91.6 84.8 313.5 79.4
Rental expense 16.3 15.3 17.6 18.3 67.4 23.1
Adjusted EBITDAR $84.3 $84.5 $109.2 $103.0 $381.0 $102.5
Fiscal year ended,
3/31/2011 3/31/2012
3/31/2013
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q1 FY14 and Q1 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =          GCF    - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q1 FY14
$1.5
=          $90.6* - (       $3,394*       X        2.625%**)
Bristow Value Added calculation for Q1 FY13
$1.9            =
$80.0* - (       $2,976*       X         2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross cash flow reconciliation
(in millions)
Gross Cash Flow Reconciliation Q1 FY13 Q1 FY14
Net Income $23.7 $26.9
Depreciation and Amortization 21.4 22.8
Interest Expense 8.8 20.4
Interest Income (0.1) (0.1)
Rent 16.3 23.1
Other Income/expense-net 0.9 1.4
Earnings of Discontinued Operations - -
Gain/loss on Asset Sale 5.3 1.7
Special Items 2.2 -
Tax Effect from Special Items (1.6) (3.2)
Earnings (losses) from Unconsolidated Affiliates, Net (2.0) (14.0)
Non-controlling Interests 0.5 0.0
Gross Cash Flow (before Lider) 75.3 79.0
Gross Cash Flow -Lider proportional 4.7 11.6
Gross Cash Flow after Lider $80.0 $90.6

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating assets reconciliation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q1 FY13 Q1 FY14
Total Assets $2,740 $3,058
Accumulated Depreciation 468                    507
Capitalized Operating Leases 194                    315
Cash and Cash Equivalents (227)                 (160)
Investment in Unconsolidated Entities (201)                 (277)
Goodwill (29)                     (29)
Intangibles (4)                       (3)
Assets Held for Sale: Net (18)                     (14)
Assets Held for Sale: Gross 86                      33
Adj. for gains & losses on assets sales 116                    84
Accounts Payable (58)                     (73)
Accrued Maintenance and Repairs (16)                     (16)
Other Accrued Taxes (7)                       (8)
Accrued Wages, Benefits and Related Taxes (43)                     (48)
Other Accrued Liabilities (27)                     (20)
Income Taxes Payable (10)                     (7)
Deferred Revenue (13)                     (24)
ST Deferred Taxes (15)                     (4)
LT Deferred Taxes (142)                 (160)
Adjusted Gross Operating Assets before Lider $2,794 $3,156
Adjusted Gross Operating Assets-Lider proportional 182 237
Adjusted Gross Operating Assets after Lider $2,976 $3,394

Three Months Ended June 30, 2013	Three Months Ended June 30, 2012
	(In thousands, except per share amounts)	
Adjusted operating income	$ 57,840	$ 47,470
Loss on disposal of assets	(1,721)	(5,315)
Special items [(i)]	—	(2,162)
Operating income	$ 56,119	$ 39,993
Adjusted EBITDAR	$ 102,473	$ 84,273
Loss on disposal of assets	(1,721)	(5,315)
Special items [(i)]	—	(2,162)
Depreciation and amortization	(22,819)	(21,372)
Rent expense	(23,061)	(16,274)
Interest expense	(20,370)	(8,774)
Provision for income taxes	(7,590)	(6,180)
Net income	$ 26,912	$ 24,196
Adjusted net income	$ 36,504	$ 29,618
Loss on disposal of assets [(ii)]	(1,342)	(4,234)
Special items [(i)(ii)]	(8,276)	(1,722)
Net income attributable to Bristow Group	$ 26,886	$ 23,662
Adjusted diluted earnings per share	$ 1.00	$ 0.81
Loss on disposal of assets [(ii)]	(0.04)	(0.12)
Special items [(i)(ii)]	(0.23)	(0.05)
Diluted earnings per share	0.74	0.65

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q1 FY14
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2013 889.8 $                                   1,627.9 $              2,517.7 $        35.3%
Adjust for:
Unfunded Pension Liability 121.5                                      121.5
NPV of Lease Obligations 315.7                                      315.7
Letters of credit 2.5                                          2.5
Adjusted 1,329.5 $                                 (d) 1,627.9 $              2,957.4 $        45.0%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2014 399.2 $                                   (e)
= (d) / (e) 3.33:1

The UK SAR aircraft are expected to add significant net asset FMV in FY18, even after netting the imputed leases
75.00
70.00
65.00
60.00
55.00
50.00
45.00
40.00
35.00
~71.00
64.10
56.98
44.36
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Book value of equity per share
Net Asset FMV per share
Average stock price
Net Asset FMV per share including SAR

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

40 Bristow net asset FMV including UK SAR aircraft are expected to remain resilient and higher than current net asset FMV/share

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

41 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us th